SALE AND TRANSFER OF SHARES                                   MA/ER/680514.kle/5
(MathComp B.V.)


On this day, the thirteenth of February                        -----------------
nineteen hundred and ninety-eight, appeared before me,                        --
Nelson Marie Joseph Damen, civil law notary in Amsterdam:

1. Ernst Hans Rozelaar, prospective civil law notary, residing in Amsterdam, Stadionkade 121 III, born in Amsterdam on the tenth day of September nineteen hundred and sixty-one, unmarried nor registered as a partner, holder of a
   Dutch passport with number N28440156,                                    ----
   in the present matter acting as attorney-in-fact for:
   BAHMAN ZOLFAGHARPOUR, businessman, domiciled at G.J. van Marrewijkplantsoen 9, 2552 JR Den Haag (The Hague), born in Esfahan, Persia, on the eighth day
   of February nineteen hundred and forty-four, married,            ------------
   hereinafter also referred to as: "Seller";                        -----------

2. Marije Stevenhaagen, prospective civil law notary, residing in De Bilt, Hessenweg 8, born in Amsterdam on the ninth day of September nineteen hundred and seventy-four, unmarried nor registered as a partner, holder of a Dutch
   driver's license with number                                          -------
   3123304424,                        ------------------------------------------
   in the present matter acting as attorney-in-fact for:
   WORLDPORT COMMUNICATIONS INC., a corporation duly organized and existing under the laws of the State of Delaware, United States of America, with registered office at 9601 Katy Freeway, Suite 200, Houston, Texas 77024,
   United States of America,                               ---------------------
   hereinafter also referred to as: "Purchaser" or                        ------
   "WorldPort";                        -----------------------------------------

3. Ernst Hans Rozelaar, mentioned above,                        ----------------
   in the present matter acting as attorney-in-fact for:
   MATHCOMP B.V. (to be changed into: WorldPort                        ---------
   Communications (Europe) B.V.), a private limited company duly organized and existing under the laws of The Netherlands, with official seat at Voorburg,
   The                                                                     -----
   Netherlands and having its place of business at G.J. van Marrewijkplantsoen 9, 2552 JR Den Haag (The Hague), filed with the Trade Register of the Chamber of Commerce and Industry in Den Haag (The Hague) under number 27106919, hereinafter also referred to as: "the Company" or "MathComp"._____________
  The appearing parties stated that:                   ----------------------
- Seller is the holder of all four hundred issued and outstanding shares in the capital of the Company, each having a par value of one hundred Dutch Guilders
  (NLG 100.-) numbered from 1 up to and including 400;                      --
- Seller and Purchaser have agreed on the sale and transfer of said four hundred shares, hereinafter referred to as "the Shares." ----------------------------

REPRESENTATIONS AND WARRANTIES OF SELLER                        ----------------
With respect to the Company  and the Shares, the Seller represents  and warrants
that:                                                ---------------------------

A. Seller obtained the Shares as follows:                        ---------------
   - three hundred fifty shares by virtue of a transfer by deed executed on the fourth day of February nineteen hundred and ninety-eight before N.M.J.
     Damen, civil law notary in Amsterdam;           ---------------------------
   - fifty shares by virtue of an issue by the Company by deed executed on the twelfth day of February nineteen hundred and ninety-eight before N.M.J.
     Damen, civil law notary in Amsterdam.           ---------------------------

B. The Company was incorporated by a notarial deed executed before W.R. Avenarius, civil law notary in Rijswijk, Zuid-Holland, The Netherlands, on the third day of November nineteen hundred and eighty-three, the draft of which deed received the ministerial certificate of no-objection on the fourteenth day of October nineteen hundred and eighty-three under number
   B.V.                                                                       --
   263.369.                        ---------------------------------------------
   On the fourth day of February nineteen hundred and ninety-eight, the Seller as sole shareholder of the Company, adopted a resolution to amend the
   articles of association completely.            ------------------------------

C. a. The  authorized capital of the Company amounts to one hundred seventy-five
      thousand Dutch Guilders                                             ------
      (NLG 175,000.-) and is divided into one thousand seven hundred fifty shares, each having a par value of one hundred Dutch Guilders (NLG 100.-) of which currently four hundred shares have been issued and fully paid
      up.                                   ------------------------------------

   b. No depository receipts for shares in the capital of the Company have been issued with the cooperation of the Company, nor, to the best of Seller's knowledge, are there any persons having the same legal rights as a holder of depository receipts for shares issued with the cooperation of a
      company.                                                  ----------------

   c. No resolutions have been adopted for a further issue of shares, including the granting of any rights to subscribe for shares, nor has any dividend
      been declared that has not been paid.                   ------------------
      No third party is entitled to profits  or to the results of liquidation of
      the Company.                                                  ------------

D. Neither Seller, nor any previous holder of the Shares, has granted to any third party any rights to obtain the Shares. -----------------------------

E. a. The Company has no subsidiaries and/or other interests or shareholdings.
   b. The Company does not participate as a general or limited partner in any general or limited partnership. ----------------------------------------
   c. The Company is not a party to any excessively burdensome or long-term contract that is not generally customary for the business of the Company. The Company is not a party to any agreement pursuant to which the sale and transfer of the Shares could be modified or terminated by the other
      contracting party.            --------------------------------------------
   e. The Company has always complied, completely and in a timely fashion, with all of its tax and social insurance obligations.
      No  supplementary or  retrospective assessments  will  be imposed  in this
      respect.                                           -----------------------
   f. The Company has properly complied with all of its obligations arising by law, statute, contract or in any other manner, expressly including any reporting obligations of any type whatsoever; and the Company is not involved as either plaintiff or defendant in any actual or threatened proceedings or disputes of any nature whatsoever (civil, criminal, administrative,  tax, arbitral  or  bindend advies),  except for  ordinary
      collection proceedings.                                 ------------------

G. a. The  annual  accounts of  the Company  for the  year nineteen  hundred and ninety-six and previous years have, to the extent required, been duly filed at the office of the Trade Register in which the Company is registe-
      red.                               ---------------------------------------

   b. The annual accounts for the year nineteen hundred and ninety-seven have not yet been adopted or approved. ---------------------------------------
 ./.

   c. The balance sheet and the profit and loss account of the Company as at the thirty-first day of December nineteen hundred and ninety-seven, have been pre-pared in compliance with all applicable legal provisions, and in compliance with
generally accepted principles.         ---------------------------------------

      They  give  a  consistent,  clear  and  accurate view  of  the  scope  and
      composition of the Company's worth.                                      -
      Adequate provision has been made for all of the Company's liabilities, whether or not contingent, and there are no debts (including in particular debts to former shareholders) or liabilities, including guarantees and other third-party security interests other than as set forth in the
      abovementioned balance sheet.              -------------------------------

   d. Since the effective date of the information referred to under c, above, there has been no change in the condition, either financial or otherwise, of the assets and liabilities of the Company, or in the Company's pros-
      pects.                                      ------------------------------

H. The Company is not indebted to the Seller or to any third party. -----------

I. No bankruptcy or moratorium on payments has been requested with respect to the Company, nor has the Company been declared bankrupt or granted a morato-rium.

SALE                        ----------------------------------------------------

Seller hereby sells to Buyer, who purchases from Seller, the Shares.   -------

The parties have agreed upon the following terms:                        -------

  I. The consideration for the sale and purchase consists initially of one hundred fifty thousand newly issued shares in the capital stock of
     WorldPort                                                       -----------
     Communications Inc. ("Stock").                        ---------------------

 II. A sum of two hundred fifty thousand United States Dollar (USD 250,000.-) will be paid within forty-five days of the signing of this agreement. ----

III. Two million three  hundred fifty thousand shares will be  issued at Closing
     into an Escrow account.                                             -------
     The Escrow account will be administered jointly and mutually  by counsel to
     WorldPort and counsel to                                               ----
     MathComp.                        ------------------------------------------

     Shares will be released from the Escrow account only by mutual and unanimous agreement in writing between such counsels, based on MathComp's Average Monthly Revenue in the first three months of nineteen hundred and
     ninety-nine.                            -----------------------------------
 ./.

Based on such revenues and gross margins, shares will be released from escrow as
according to the chart which is annexed to this deed.   ---------------------
     Seller's stock issued pursuant to this section shall be issued into a subsequent escrow until the thirtieth day of June nineteen hundred and
     ninety-nine.                                                             --

     At such date, if the average monthly revenue and gross margin level for the second quarter of nineteen hundred and ninety-nine is equal to or greater than the average for the first quarter of nineteen hundred and ninety-nine,
     all of the stock shall be released from escrow.       -------------------
 ./.
If the average monthly revenue and gross margin for the second quarter of nineteen hundred and ninety-nine is less than the average for the first quarter of nineteen hundred and ninety-nine, then the amount of stock released to Seller shall be reduced according to the afore-mentioned chart which is annexed to this
deed.           -----------------------------------------

 IV. All of the Stock issued to Seller pursuant to this agreement shall be Rule 144 restricted stock according to the laws of the United States Securities
     and Exchange Commission.                    -------------------------------


TERMS AND CONDITIONS                        ------------------------------------

With respect to this sale and purchase, Seller and Purchaser have further agreed
as follows:                                                      ---------------

ARTICLE 1.                        ----------------------------------------------

Seller shall transfer the Shares to Purchaser.                        ----------
The right to receive the Shares shall be:                        ---------------

a. unconditional,  and not  subject  to reduction,  rescission  or any  type  of
   nullification;                                       ------------------------

b. free of all charges, including attachments, liens and in rem rights (beperkte
   rechten).                                                --------------------

ARTICLE 2.                        ----------------------------------------------

Seller warrants  to Purchaser  the accuracy  of all  of the representations  and
warranties set forth under A through I, above.   ------------------------------

Seller further warrrants to Purchaser that in so doing he has provided, and has not left out or concealed, any and all information and data that Seller could reasonably be expected to provide to Purchaser in order for Purchaser to obtain an accurate impression of the nature and content of what is being purchased and the purchase price therefor.

ARTICLE 3.                        ----------------------------------------------

As of the date hereof, the Shares shall be held for the account of Purchaser and
at his sole risk.                                                 --------------

ARTICLE 4.                        ----------------------------------------------

The  costs  related to  this  deed and  its performance  shall  be borne  by the
Purchaser.                                        ------------------------------

ARTICLE 5.                        ----------------------------------------------

This agreement  and the performance thereof shall be governed by the laws of The
Netherlands.                                                    ----------------

ARTICLE 6.                        ----------------------------------------------

Any dispute arising out of or related to this agreement or other agreements resulting therefrom, as well as any dispute concerning the breach of any of the representations and warranties made by either party shall be settled by an expert appointed by mutual agreement of the parties or, failing such agreement, by the judge of the Cantonal Court in the district in which the
Company has its official seat.        ------------------------------------------

ARTICLE 7.                        ----------------------------------------------

For purposes of the performance of this agreement, including the tax aspects thereof, the parties elect domicile at the office of the custodian of this
deed.                                                                      -----

RESTRICTIONS ON TRANSFERABILITY                        -------------------------

With respect to the transfer of the Shares reflected herein, the right of first refusal provided for in the articles of association can be dispensed with, since the Seller is holder of all shares in the capital of the Company. -----------

TRANSFER; RELEASE AND DISCHARGE        -------------------------

In  performance  of the  purchase agreement  entered  into between  them, Seller
hereby transfers the Shares to Purchaser, who accepts them.   -----------------

Seller  acknowledges  receipt of  the  consideration,  for  which  Purchaser  is
released and discharged.                                           -------------

ACKNOWLEDGEMENT                        -----------------------------------------

The Company acknowledges the transfer of the Shares and undertakes to indicate the transaction in the shareholders register, as required by law. -----------
POWERS OF ATTORNEY                        --------------------------------------
 ./.
Afore-mentioned powers of attorney, which have sufficiently been proven to me, civil law notary, appear from two private deeds, which will be attached to this
deed.                                               -----

Wherefrom this deed, executed in Amsterdam in the form to be kept under a civil law notary's custody on the date stated at the top of the deed at five hours
fifty minutes post meridiem.          ------------------------------------------

After the contents of this deed were briefly summed up for the appearing parties, they declared to have noted the contents of this deed and not to require a full reading thereof. ------------------------------------------------

After it had been read in outline, this deed was then signed by the appearing parties, who are known to me, civil law notary, and by me, civil law notary. -- (Signed): E.H. Rozelaar, M. Stevenhaagen, N.M.J. Damen, notaris. --------------